2. Summary of Significant Accounting Policies: (f) Stock-Based Compensation (Policies)	12 Months Ended
Dec. 31, 2018
Policies
(f) Stock-Based Compensation

(f)   Stock-Based Compensation

       The Company records stock-based compensation in accordance with ASC 505, Equity, and ASC 718, Share-Based Payments, using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.